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                                                                 Exhibit 4.13(a)

                            SOED - NUMBER OF WARRANTS

NAME                                                         NUMBER OF WARRANTS

John Boyle                                                          76,718
Alexander Gordon Catto                                              38,359
Brendon Clouston                                                    57,851
Coppertop Concepts Limited                                          11,157
Lord Catto's Settlement of November 1976                            38,359
Noble Grossart Investments Limited                                   2,467
AB Services                                                         85,680
David Brock                                                          8,568
Paul Chestnutt                                                      42,840
John Fickling                                                       42,840
Five Oceans Foundation                                              42,840
Andrew Fraser                                                       12,852
Jonathan Horne                                                      53,550
Anthony Kennan                                                      43,268
Northern Edge Limited                                                4,284
Carl Openshaw                                                        8,568
Linda Reid                                                          64,260
Ian Cleland Ritchie                                                 71,543
William Martin Ritchie                                               8,568
Simon Rogers                                                        53,550
Scottish Enterprise                                                 17,564
Julian Summer                                                       42,840
TBI Financial Services Limited                                       8,568
The Hamilton Portfolio Investments Limited                         116,096
Christiaan van der Kuyl                                            117,810
                                                                 ---------
SUB TOTAL                                                        1,071,000
                                                                 ---------
Hamilton Portfolio Limited                                         214,250
Cairnsea Investments Limited                                       214,250
                                                                 ---------
TOTAL                                                            1,499,500
                                                                 =========